November 8, 2002


                   DREYFUS PREMIER WORLDWIDE GROWTH FUND, INC.

                Supplement to Statement of Additional Information
                               Dated March 1, 2002


     The following information supplements and should be read in conjunction with the information contained in the seventh paragraph contained in the section of the Fund's Statement of Additional Information entitled "Performance Information:"

     From time to time, advertising materials for the Fund may include (i) biographical information relating to its portfolio managers, including honors or awards received, and may refer to or include commentary by the Fund's portfolio managers relating to investment strategy, asset growth, current or past business, political, economic or financial conditions and other matters of general interest to investors; (ii) information concerning retirement and investing for retirement, including statistical data or general discussions about the growth and development of Dreyfus Retirement Services (in terms of new customers, assets under management, market share, etc.) and its presence in the defined contribution plan market; (iii) the approximate number of then current Fund shareholders; (iv) Lipper ratings, including Lipper Leader Ratings, or Morningstar ratings and related analysis supporting the ratings; (v) discussions of the risk and reward potential of the securities markets and its comparative performance in the overall securities markets; (vi) information concerning the after-tax performance of the Fund, including comparisons to the after-tax and pre-tax performance of other investment vehicles and indexes and comparisons of after-tax and pre-tax performance of the Fund to such other investments; and
(vii) a discussion of portfolio management strategy and/or portfolio composition.